                                                                    EXHIBIT 10.4
                                 JETFAX, INC.
                       1997 DIRECTORS' STOCK OPTION PLAN

     1.   Purposes of the Plan.  The purposes of this Directors' Stock Option
          --------------------
Plan are to attract and retain the best available individuals to serve as Outside Directors of the Company and to encourage their continued service on the Board. All options granted hereunder shall be "nonstatutory stock options" for United States federal income tax purposes.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Board" means the Board of Directors of the Company.
               -----

          (b) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (c) "Common Stock" means the Common Stock of the Company.
               ------------

          (d) "Company" means JetFax, Inc., a Delaware corporation.
               -------

          (e) "Continuous Status as a Director" means the absence of any
               -------------------------------
interruption or termination of service as a Director.

          (f) "Director" means a member of the Board.
               --------

          (g) "Disability" means total and permanent disability as defined in
               ----------
Section 22(e)(3) of the Code.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (i) "Option" means a stock option granted pursuant to the Plan.
               ------

          (j) "Optioned Stock" means the Common Stock subject to an Option.
               --------------

          (k) "Optionee" means an Outside Director who receives an Option.
               --------

          (l) "Outside Director" means a member of the Board who is not also
               ----------------
employed by the Company.

          (m) "Plan" means this 1997 Directors' Stock Option Plan.
               ----

          (n) "Rule 16b-3" means Rule 16b-3 promulgated under Section 16 of the
               ----------
Exchange Act or any successor rule thereto.

          (o) "Share" means a share of the Common Stock, as adjusted in
               -----
accordance with Section 10 of the Plan.

     For purposes of the Plan, the masculine pronoun wherever used shall be read to include the feminine pronoun.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 10 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 270,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     4.   Administration of and Grants of Options Under the Plan.
          ------------------------------------------------------

          (a) Administrator.  Except as otherwise required herein, the Plan
              -------------
shall be administered by the Board.

          (b) Procedure for Grants.  All grants of Options hereunder shall be
              --------------------
Automatic Option Grants. Automatic Option Grants shall be made in accordance with subsection (c) hereof.

          (c) Automatic Option Grants.  All grants of Options under this
              -----------------------
subsection shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                  (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                  (ii) Each Outside Director as of April __, 1997 shall be automatically granted an Initial Option to purchase 20,000 Shares on April ___, 1997. Thereafter, each Outside Director shall be automatically granted an Initial Option to purchase 20,000 Shares upon the date (on or after April __. 1997) on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

                  (iii) Each Outside Director shall automatically receive, upon his re-election annually to the Board, an Annual Option to purchase 5,000 Shares.

                  (iv) The terms of each Option granted hereunder shall be as follows:

                    (A) the term of the option shall be ten (10) years;

                    (B) the Option shall be exercisable only while the Outside Director remains a Director or within thirty (30) days of the date the Director's Continuous Status as a Director terminates, except as set forth in Section 8(b);

                    (C) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Option;

                    (D) stock subject to an Initial Option granted pursuant to subsection 4(c)(ii) above shall vest as to 5,000 Shares on the one year anniversary of the date of grant of such Option and 5,000 Shares shall vest on the same date each year thereafter until all 20,000 Shares subject to such Initial Option have vested, provided, however, that if the Optionee ceases to serve as a Director for any reason, vesting shall cease as of the date of such termination; provided, further that Initial Options granted pursuant to subsection 4(c)(ii) above shall not be exercisable unless and until the stockholders of the Company approve the Plan;

                    (E) stock subject to an Annual Option granted pursuant to subsection 4(c)(iii) above shall vest as to 5,000 Shares on the date of the fourth year anniversary of the date of grant of such Option; provided, however, that if the Optionee ceases to serve as a Director for any reason, vesting shall cease as of the date of such termination; and

                    (F) all Options shall be exercisable in accordance with the applicable vesting schedule set out in subsection (D) or (E) above.

          (d) Powers of the Board.  Subject to the provisions and restrictions
              -------------------
of the Plan, the Board shall have the authority: (i) to determine, upon review of the relevant information and in accordance with Section 7(b) of the Plan, the fair market value of the Common Stock; and (ii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder.

          (e) Effect of Board's Decision.  All determinations of the Board shall
              --------------------------
be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     5.   Eligibility.  Options may be granted only to Outside Directors in
          -----------
accordance with the terms set forth in Section 4(c) above.

     The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his directorship at any time.

     6.   Term of Plan.  The Plan shall become effective upon the earlier of (a)
          ------------
its adoption by the Board or (b) its approval by the stockholders of the Company as described in Section 16 of the Plan; provided, however, that if a later date is set for implementation by the Board after adoption and/or approval has occurred, the Plan shall not become effective until such later date. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12.

     7.   Exercise Price and Consideration.
          --------------------------------

          (a) Exercise Price.  The per Share exercise price for the Shares to be
              --------------
issued pursuant to Options granted hereunder shall be 100% of the fair market value per Share on the date of grant of the Option.

          (b) Fair Market Value.  The fair market value shall be determined by
              -----------------
the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the closing price of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") System) or, in the event the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal.

          (c) Form of Consideration.  The consideration to be paid for the
              ---------------------
Shares to be issued upon exercise of an Option shall consist entirely of: (i) cash, (ii) check, (iii) other Shares which (x) in the case of Shares acquired directly or indirectly from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall reasonably require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

     8.   Exercise of Option.
          ------------------

          (a) Procedure for Exercise; Rights as a Stockholder.  Any Option
              -----------------------------------------------
granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until such stockholder approval of the Plan as is required by the applicable corporate, securities and stock exchange rules has been obtained.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person titled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Continuous Status as a Director - Death or
              ---------------------------------------------------------
Disability.  If an Outside Director's Continuous Status as a Director terminates
----------
as a result of death or Disability, he (or, in the event of death, his estate or a person who acquires the right to exercise the Option by bequest or inheritance) may, but only within six (6) months after the date of such termination of Continuous Status as a Director (but in no event after the Option's expiration date), exercise his Option. To the extent that the Option is not exercised within the time specified herein, the Option shall terminate.

     9.   Non-Transferability of Options.  The Option may not be sold, pledged,
          -------------------------------
assigned, hypothecated, transferred or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10.  Adjustments Upon Changes in Capitalization or Merger.
          -----------------------------------------------------

          (a) Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price or shares of Common Stock subject to an Option.

          (b) In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action.

          (c) In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation refuses to assume the Option or to substitute an equivalent Option, the Board shall, in lieu of such assumption or substitution, provide that there will be no vesting restrictions on the Optioned Stock, including Shares as to which the vesting restrictions would otherwise not lapse. If the Board lifts such vesting restrictions in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee and shall provide that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice. The Option will terminate upon the expiration of such period.

     11.  Time of Granting Options.  The date of grant of an Option shall be the
          -------------------------
date determined in accordance with Section 4 hereof. Notice of the grant shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     12.  Amendment and Termination of the Plan.
          --------------------------------------

          (a) Amendment and Termination.  The Board may amend, alter, suspend or
              --------------------------
discontinue the Plan, but no amendment, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. The Company shall obtain stockholder approval of any Plan amendment or option grant in such manner and to such a degree as may be required to comply with Rule 16b-3.

          (b) Limitation on Amendments.  Notwithstanding Section 12(a), the
              -------------------------
exercise price, vesting schedule, term, timing of grants, number of Shares subject to option and other material terms of options granted hereunder, and Plan provisions relating to such material terms, may not be amended more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended ("ERlSA") or their applicable rules or regulations.

          (c) Effect of Amendment or Termination.  Any such amendment or
              -----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the board, which agreement must be in writing and signed by the Optionee and the Company.

     13.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          -----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such representation is required by any of the aforementioned relevant provisions of law.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14.  Reservation of Shares.  The Company, during the term of this Plan,
          ----------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15.  Option Agreement.  Options shall be evidenced by written option
          -----------------
agreements in such form as the Board shall approve.

     16.  Stockholder Approval.  Continuance of the Plan shall be subject to
          ---------------------
approval by the stockholders of the Company at the time of or subsequent to the adoption of the Plan by the Board. If such stockholder approval is obtained a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding bares of the Company present or represented and entitled to vote thereon.

                                  JETFAX, INC.
                       1997 DIRECTORS' STOCK OPTION PLAN

                          NOTICE OF STOCK OPTION GRANT

     You have been granted an option, consisting of the Stock Option Agreement attached hereto as Exhibit A and this Notice of Stock Option Grant (together, the "Option") to purchase Common Stock of JETFAX, INC. (the "Company") as follows:


Date of Grant/Vesting Date                                        ?
Option Price Per Share                                    $       ?
Total Number of Shares Granted                                    ?
Total Price of Shares Granted                             $       ?
Type of Option                      __  Initial Stock Option
                                    __  Annual Stock Option
Term/Expiration Date                     ?  years/        ?

     Exercise Schedule:  This Option may be exercised, in whole or in part, in
     -----------------
accordance with the Vesting Schedule set out below:

             Vesting Schedule:
             ----------------

                                   DATE OF         NUMBER OF
                                   VESTING          SHARES

                                     ?                ?





     Termination Period:
     ------------------

     This Option may be exercised for thirty (30) days after termination of Optionee's Continuous Status as a Director, except as set out in Sections 6 and 7 of the Stock Option

Agreement (but in no event later than the Expiration Date).

     Method of Exercise:
     ------------------

     Exercise of this Option shall be on a form of Exercise Notice provided by the Company.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1997 Director's Stock Option Plan and the Director's Stock Option Agreement, both of which are attached and made a part of this document.


OPTIONEE:                     JETFAX, INC.
                              a Delaware corporation


-----------------------------------      By:------------------------------
Signature

         ?



-----------------------------------      Title:---------------------------
Print Name

                                  JETFAX, INC.
                       1997 DIRECTORS' STOCK OPTION PLAN

                          EXHIBIT A TO NOTICE OF GRANT

                             STOCK OPTION AGREEMENT
                             ----------------------


     1.   Grant of Option.  JETFAX, INC., a corporation incorporated in Delaware
          ----------------
(the "Company"), hereby grants to the Optionee (the "Optionee") named in the Notice of Grant, an option (the "Option") to purchase a number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms, conditions and definitions of the 1997 Director's Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Option Agreement shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     2.   Exercise of Option.
          -------------------

          (a) Right to Exercise.  This Option shall vest in accordance with the
              ------------------
Vesting Schedule set out in the Optionee's Notice of Grant.

          (b) Method of Exercise.  This Option is exercisable by delivery of an
              -------------------
exercise notice, in the form provided by the Company (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as to the holder's investment intent with respect to the Exercised Shares as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

     No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3.   Method of Payment.  Payment of the aggregate Exercise Price shall be
          ------------------
by any of the following, or a combination thereof, at the election of the
Optionee:

          (a)  cash;

          (b)  check;

          (c) other Shares which (x) in the case of Shares acquired directly or indirectly from the Company, have been owned by the Optionee for more than six
(6) months on the date of surrender, and (y) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (d) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall reasonably require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

          (e) any combination of the foregoing methods of payment.

     4.   Restrictions on Exercise.   This Option may not be exercised until
          -------------------------
such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as" promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     5.   Termination of Status as a Director.  If Optionee ceases to serve as a
          ------------------------------------
Director, he may exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     6.   Disability of Optionee.  Notwithstanding the provisions of Section 6
          -----------------------
above, in the event of termination of Optionee's Status as a Director as a result of Disability, Optionee may, but only within six (6) months from the date of termination (but in no event later than the date of expiration of the term of this Option as set forth in the Notice of Grant below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     7.   Death of Optionee.  In the event of the death of Optionee, the Option
          ------------------
may be exercised at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in the Notice of Grant below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee could exercise the Option at the date of death.

     8.   Non-Transferability of Option.  This Option may not be transferred in
          ------------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     9.   Term of Option.  This Option may be exercised only within the term set
          ---------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     10.  Tax Consequences.  Optionee understands that the tax consequences of
          -----------------
receiving and exercising an option are governed by the laws of the country in which the Optionee resides. EACH OPTIONEE SHOULD CONSULT WITH HIS LOCAL TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF RECEIVING AND EXERCISING THIS OPTION PRIOR TO PURCHASING ANY STOCK HEREUNDER.